-------------------------------------------------------------------------------

COMMON STOCK                    [LOGO]                           COMMON STOCK
   NUMBER                     RENAISSANCE                            SHARES
------------          Designer Gallery Products, Inc.              ------------

------------                                                       ------------
INCORPORATED UNDER THE LAWS                                     SEE REVERSE FOR
OF THE STATE OF NEVADA                                       CERTAIN DIRECTIONS

                                                    CUSIP



          -----------------------------------------------------------
             THIS CERTIFIES THAT




             IS THE OWNER OF
          -----------------------------------------------------------

             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                        PAR VALUE $.01 PER SHARE OF
     ============ RENAISSANCE DESIGNER GALLERY PRODUCTS, INC. ============ (the "Corporation"), a Nevada corporation. The Shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon surrender of this certificate properly endorsed. This certificate in not valid until countersigned and registered by the Corporation's transfer agent and registrar.
   IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

[Printed in back of above text: "CERTIFICATE OF STOCK"]


DATED:




/s/ Sheryl Tasker            [CORPORATE SEAL]             /s/ Michael C. Cooper
Secretary and Treasurer                   President and Chief Executive Officer


[VERTICAL TEXT ON RIGHT SIDE OF CERTIFICATE]
COUNTERSIGNED AND REGISTERED:
     AMERICAN SECURITIES TRANSFER & TRUST INC.
          (P.O. Box 1596, Denver, CO 80201)     TRANSFER AGENT
                                                 AND REGISTRAR

BY

                                   AUTHORIZED SIGNATURE

-------------------------------------------------------------------------------

               RENAISSANCE DESIGNER GALLERY PRODUCTS, INC.
               TRANSFER FEE: $20.00 PER ISSUED CERTIFICATE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM- as tenants in common
   TEN ENT- as tenants by the entirety
    JT TEN- as joint tenants with
            right of survivorship and
            not as tenants in common


UNIF GIFT MIN ACT-______________Custodian_____________
                      (Cust)                (Minor)
                        under Uniform Gift to Minors Act-
                   ________________________________________
                                  (State)

UNIF TRANS MIN ACT-______________Custodian_____________
                      (Cust)                (Minor)
                          under Uniform Transfers to Minors Act-
                   ________________________________________
                                 (State)


   Additional abbreviations may also be used though not in the above list.

 For Value Received,_________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------


_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares

of Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

DATED _________________________


________________________   ____________________________________________________
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                           CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE
                           OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                           ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE GUARANTEED: ___________________________________________
                      THE SIGNATURE(S) MUST BE GUARANTEED BY
                      AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                      STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                      AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                      APPROVED SIGNATURE GUARANTEE MEDALLION
                      PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.